UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 5, 2021

Jefferies Group LLC
(Exact name of registrant as specified in its charter)

Delaware	001-14947	95-4719745
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Madison Ave., New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  212-284-2550

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
4.850% Senior Notes Due 2027	JEF /27A	New York Stock Exchange
5.125% Senior Notes Due 2023	JEF /23	New York Stock Exchange
2.750% Senior Notes Due 2032	JEF /32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company:  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On October 5, 2021, Jefferies Group LLC (the “Company”) and its wholly owned subsidiary Jefferies Group Capital Finance Inc. (“Jefferies Capital” and, together with the Company, the “Issuers”) entered into a purchase agreement (the “Purchase Agreement”) with Jefferies LLC, as representative of the several underwriters identified in Schedule A to the Purchase Agreement, whereby the Issuers agreed to issue and sell to the underwriters $1,000,000,000 aggregate principal amount of their 2.625% Senior Notes due 2031 (the “Notes”).  The Notes were registered under the Issuers’ Shelf Registration Statement on Form S-3, as amended (File Nos. 333-229494 and 333-229494-01).  The sale of the Notes pursuant to the Purchase Agreement closed on October 8, 2021, on which date the Issuers issued the Notes pursuant to the Issuers’ Senior Debt Indenture (the “Indenture”), dated as of May 26, 2016, between the Issuers and The Bank of New York Mellon, as trustee (the “Trustee”), as supplemented by the Officers’ Certificate (the “Officers’ Certificate”) establishing the terms of the Notes dated October 8, 2021.

The Issuers estimate that the aggregate net proceeds from the issuance and sale of the Notes, after deducting the underwriting discount and expenses relating to the offering, will be approximately $985,760,000. The Company intends to use the net proceeds of the offering to pay the cost to redeem 100% of the outstanding aggregate principal amount of the Company’s 5.125% Senior Notes, due January 20, 2023 and for general corporate purposes, which may include the further development and diversification of its businesses.

The foregoing summary of the Purchase Agreement, the Notes, the Indenture and the Officers’ Certificate is qualified in its entirety by reference to the documents filed as exhibits to this report.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Number	Exhibit
1.1
Purchase Agreement dated October 5, 2021 between Jefferies Group LLC, Jefferies Group Capital Finance Inc. and Jefferies LLC, as representative of the several underwriters identified in Schedule A thereto, relating to the Notes*

4.1
Senior Debt Indenture, by and among Jefferies Group LLC and Jefferies Group Capital Finance Inc. and The Bank of New York Mellon, as Trustee, dated May 26, 2016, incorporated herein by reference to Exhibit 4.1 of the Form 8-A of Jefferies Group LLC and Jefferies Group Capital Finance Inc. filed on January 17, 2017

4.2	Officers’ Certificate establishing the terms of the Notes*

4.3	Form of Global Note*

5.1	Opinion of Sidley Austin LLP*

23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1)*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jefferies Group LLC

	By:	/s/ Michael J. Sharp
	Name:	Michael J. Sharp
	Title:	General Counsel, Executive Vice President
Date: October 8, 2021

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